UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 26, 2005

SBC COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in Charter)

                                                                             Delaware                                                          1-8610                                                       43-1301883
                                                               (State or Other Jurisdiction of                     (Commission File Number)                (IRS Employer Identification No.)
                                                                          Incorporation)

175 E. Houston, San Antonio, Texas 78205
(Address of Principal Executive Offices) (Zip Code)

        Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 Results of Operations and Financial Condition.

The registrant announced on January 26, 2005, its results of operations for the fourth quarter of 2004. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(c)          Exhibits

99.1	Press release dated January 26, 2005 reporting financial results for the fourth quarter ended December 31, 2004
99.2	SBC Communications Inc. selected financial statements and operating data.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC Communications Inc.
By: /s/ John J. Stephens
John J. Stephens
Vice President and Controller

Date: January 26, 2005